Exhibit 10.5

                   SPECIAL SITUATION INVESTMENT HOLDINGS, LTD.


                            AGREEMENT AND CERTIFICATE
                                       OF
                               LIMITED PARTNERSHIP













                          Dated as of November 14, 1995




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                   SPECIAL SITUATION INVESTMENT HOLDINGS, LTD.
                AGREEMENT AND CERTIFICATE OF LIMITED PARTNERSHIP

                                      INDEX

ARTICLE I:        Organization...............................................1
         Sec. 1.01         Formation.........................................1
         Sec. 1.02         Fiscal Year.......................................2
         Sec. 1.03         Objects and Purposes..............................2
         Sec. 1.04         Office............................................3
         Sec. 1.05         Term..............................................3
ARTICLE II:       Authority, Duties, Obligations and Liability of
                  General Partner............................................3

         Sec. 2.01         Authority of the General Partner..................3

         Sec. 2.02         Limitations on General Partner's Authority........4

         Sec. 2.03         Responsibilities of the General Partner...........4

         Sec. 2.04         Other Responsibilities of General Partner.........5

         Sec. 2.05         Assignability.....................................5

         Sec. 2.06         Investment Committee..............................5

         Sec. 2.07         Administrative Fee................................6

         Sec. 2.08         Performance Fee...................................6

ARTICLE III:      Authority, Duties, Obligations and Liability of
                  Limited Partners............................................7

         Sec. 3.01         Powers of Limited Partners.........................7

         Sec. 3.02         Liability of Limited Partners......................7



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         Sec. 3.03         Assignability.......................................7

ARTICLE IV: Capital Accounts...................................................7

         Sec. 4.01         Capital Contributions...............................7

         Sec. 4.02         Capital Accounts....................................8

         Sec. 4.03         Partnership Percentages.............................8

         Sec. 4.04         Certain Definitions.................................9

         Sec. 4.05         Capital Accounts....................................9

         Sec. 4.06         Interim Contributions..............................10

         Sec. 4.07         Independent Accountant.............................11

         Sec. 4.08         Valuation of Securities............................11

         Sec. 4.09         Books of Account...................................11

         Sec. 4.10         Bank Accounts......................................12

         Sec. 4.11         Custodial Account..................................12

         Sec. 4.12         Annual Reports.....................................12

         Sec. 4.13         Interim Reports....................................13

ARTICLE V:        Participation in Partnership Property.......................13

         Sec. 5.01         Partner's Ownership of Partnership Property........13

         Sec. 5.02         Drawings...........................................13

         Sec. 5.03         Distributions......................................14

ARTICLE VI:       Admission of New Limited Partners and Withdrawal
                           of Partners........................................14

         Sec. 6.01         New Limited Partners...............................14

         Sec. 6.02         Withdrawal of General Partner......................15

         Sec. 6.03         Withdrawal, Death, etc. of Limited Partner.........15

ARTICLE VII: Termination of Partnership.......................................16


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         Sec. 7.01         Termination........................................26

         Sec. 7.02         Method of Distributions............................17

ARTICLE VIII: Miscellaneous Provisions........................................17

         Sec. 8.01         Power of Attorney..................................17

         Sec. 8.02         Amendment..........................................18

         Sec. 8.03         General............................................18

         Sec. 8.04         Filing of Tax Returns..............................19

         Sec. 8.05         Notices............................................19

         Sec. 8.06         Private Placement Fees.............................20




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                AGREEMENT AND CERTIFICATE OF LIMITED PARTNERSHIP

                                       OF

                   SPECIAL SITUATION INVESTMENT HOLDINGS, LTD.


         AGREEMENT, made by and among the KuwAm Corporation, a Delaware corporation, as the general partner ("General Partner"), and each of the persons listed on Schedule A to this Agreement as limited partners (collectively, the "Limited Partners" and, together with the General Partner, referred to as the "Partners" or individually as a "Partner").

         WHEREAS, the undersigned parties desire to form a limited partnership for the purpose of investing and reinvesting in and holding various securities and investments.

         NOW, THEREFORE, in consideration of the mutual covenants and on the terms and conditions contained herein, the parties agree as follows:

                                    ARTICLE I
                                  ORGANIZATION

     1.01 Formation. The Partners hereby form a limited partnership, to do business under the name of Special Situation investment Holdings, Ltd. (the "Partnership") in accordance with the provisions of the District of Columbia Limited Partnership Act.

     1.02 Fiscal Year. The fiscal year of the Partnership shall begin on January I of each year and shall end on December 31 of the following calendar year.

     1.03 Objects and Purposes. The Partnership is organized for the purpose of seeking capital appreciation through special situation investments in publicly traded securities, short sales and private placements and to engage in all activities and transactions as the General Partner may deem necessary or advisable in connection therewith, including, without limitation:


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     (a) to  invest  and  trade in the  securities  and  obligations,  including capital stock, warrants, bonds, notes, debentures and other securities (all such items herein called "Securities"), of publicly held and freely traded United States corporations, to sell securities short (up to, but in no event exceeding, an amount equal to 30% of the Partnership's assets) and to cover such sales, and to invest in Treasury bills and other obligations of the U.S. Government.

     (b) to invest a portion of the Partnership's assets in private investment transactions involving the Securities of U.S. corporations which may or may not be publicly held or freely traded;

     (c) to enter into, make and perform all contracts and other undertakings, and engage in all activities and transactions, as may be necessary or advisable to the carrying out of the foregoing objects and purposes.

     1.04 Office. The principal office of the Partnership shall be at 2600 Virginia Avenue, N.W., Suite 900, Washington, D.C. 20037, or at such other place or places as may be designated from time to time by the General Partner by written notice to the Limited Partners.

     1.05 Term. The Partnership shall commence upon the recording of the Certificate of Limited Partnership in the District of Columbia and shall continue for a period of thirteen full fiscal years, unless sooner terminated, at any time, by decision of the General Partner. The Partnership's term may be extended according to the provisions of Section 8.02 of this Agreement. The Partnership shall dissolve in the event of the liquidation or bankruptcy of the General Partner.



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                                   ARTICLE II

                       AUTHORITY, DUTIES, OBLIGATIONS AND
                          LIABILITY OF GENERAL PARTNER

     2.01 Authority of the General Partner. The management of the Partnership shall be vested exclusively in the General Partner, who shall have the power by itself on behalf of the Partnership to carry out any and all of the objects and purposes of the Partnership set forth in Section 1.03 and to perform all acts and enter into and perform all contracts and other undertakings which it may deem necessary or advisable or incidental thereto, including, without limitation, the power to open and conduct accounts with qualified investment banking and brokerage firms. Trading authority on behalf of the Partnership is vested exclusively in the General Partner.

     2.02 Limitations on General Partner's Authority. Without the written consent of all the Limited Partners, the General Partner shall not:

     (a) trade on margin, borrow in the name of the Partnership or incur any indebtedness on behalf of the Partnership;

     (b) buy or sell futures, options, and/or commodity contracts;

     (c) buy or sell real estate;

     (d) purchase partnership interests of any kind;

     (e) borrow from the Partnership.

     2.03 Responsibilities of the General Partner. The General Partner shall use its best efforts in connection with the purposes and objects of the Partnership and shall devote to such purposes and objects such of its time and activity as it shall deem necessary for management of the affairs of the Partnership. The General Partner shall exercise ordinary care and diligence in managing the affairs of the Partnership and shall


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be accountable to the Partnership as a fiduciary and shall exercise good faith and integrity in handling the Partnership affairs. The General Partner shall not be liable to the Partnership or to any other Limited Partners for any act or omission performed or omitted by it in good faith.

     2 .04 Other Responsibilities of General Partner. The General Partner shall:

     (a) be solely responsible for all expenses incurred or to be incurred in the organization and operation of the Partnership; transaction costs such as brokerage commissions and custodial fees shall be borne by the Partnership;

     (b) shall issue reports to the Limited Partners regarding the conduct of the business of the Partnership as more fully set forth in Sections 4.11 and
4.12 hereof.

     (c) shall maintain capital in the Partnership at all times during the life of the Partnership, and shall not during the life of the Partnership withdraw capital from the Partnership under the terms of Section 5.02 hereof at the end of any fiscal year of the Partnership if such withdrawal would reduce the General Partner's capital account to an amount less than its initial Capital Contribution.

     2.05 Assignability. The General Partner shall not sell or assign its interest in the Partnership, but this limitation shall not prevent the General Partner from merging into or with another company.

     2.06  Investment  Committee.  The  Partnership  shall  have  an  Investment
Committee, whose members shall be selected by the General Partner. The Investment Committee shall be responsible for advising the General Partner on matters of Partnership investment strategy, the recommendation of suitable investments and changes in investment positions, and such other matters as the General Partner may request, without, however, limiting in any way the sole authority and responsibility of the General Partner for the


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making of all investment decisions. Members of the Investment Committee may be replaced from time to time by the General Partner upon written notice thereof.

     2.07 Administrative Fee. As of the first day of each quarter of each fiscal year, the General Partner shall be paid a fee for its administration of the affairs of the Partnership in an amount equal to 1/2 of 1% of the market value of the Partnership's assets as of such date, which amount the General Partner is hereby authorized to withdraw from the funds of the Partnership.

     2.08 Performance Fee. At the end of each fiscal year of the Partnership, the General Partner shall be paid a performance fee in an amount equal to 10% of the capital appreciation for each fiscal year, which amount the General Partner is hereby authorized to withdraw from the funds of the Partnership. Capital Appreciation for each fiscal year shall be the difference between the value of the Partnership's assets as of the last day of the fiscal year, as determined in accordance with Section 4.08 of this Partnership Agreement, adjusted to reflect accrued income and expenses, minus the sum of (i) the Partnership Capital as of the first day of such fiscal year (which amount shall equal the Net Accrued Value as of the last day of the prior fiscal year) plus (ii) the total Capital Contributions received by the Partnership during such fiscal year minus (iii) the total distributions made by the Partnership during such fiscal year.

                                   ARTICLE III
                       AUTHORITY, DUTIES, OBLIGATIONS AND
                          LIABILITY OF LIMITED PARTNERS

     3.01 Powers of Limited Partners. The Limited Partners shall take no part in the conduct or control of the Partnership's business and shall have no authority or power to act for or bind the Partnership. The Limited Partners shall nevertheless retain all rights


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afforded to them by the District of Columbia Limited Partnership Act or otherwise provided by this Agreement.

     3.02 Liability of Limited Partners. No Limited Partner shall be liable for, or bound by any obligations, losses, debts or liabilities of the Partnership in excess of the amount contributed by him to Partnership capital.

     3.03 Assignability. A Limited Partner may assign his interest in the Partnership in whole or in part to any other person only with the prior written consent of the General Partner.

                                   ARTICLE IV
                                CAPITAL ACCOUNTS

     4.01 Capital Contributions. Each Partner has, prior to the date hereof paid, by way of contribution to the Partnership, cash having a value equal to the aggregate amount set forth opposite such Partner's name in Schedule A hereto ("Capital Contribution" or "Capital Contributions"), and the other Partners hereby acknowledge receipt by the Partnership of such contribution. Additional Capital Contributions may be made by existing and new Partners as set forth in
Section 4.06(a) hereof.

     4.02 Capital Accounts. There shall be established for each Partner on the books of the Partnership a capital account (the "Capital Account") upon admission to the Partnership. Each Partner's Capital Account shall be adjusted to reflect additional Capital Contributions pursuant to Section 4.06 hereof, distributions pursuant to Section 5.03 hereof, withdrawals and charges thereon pursuant to Sections 2.07 and 5.02 hereof, and Net Gain or Net Loss (as both terms are hereinafter defined) pursuant to Section 4.05 hereof, as of the respective dates herein specified on which such events shall occur.

     4.03  Partnership  Percentages.  At the beginning of each fiscal year,  the
-----------------------


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Partnership Percentage of each Partner for such fiscal year shall be determined by dividing the amount of each Partner's Capital Account by the sum of the Capital Accounts for all Partners for such fiscal year. The sum of the Partnership Percentages shall equal 100 percent. The Partnership Percentages shall be set forth in a schedule which shall be provided to the Limited Partners.

     4. 04 Certain Definitions. For purposes of this Agreement:

     (a) the term "Net Gain" shall mean, with respect to any fiscal year or Interim Period (as hereinafter defined), the excess, if any, of the net worth of the Partnership (including unrealized appreciation of Securities) on the last day of the fiscal year or Interim Period over the net worth of the Partnership (including unrealized appreciation of Securities) on the first day of the fiscal year or Interim Period,

     (b) the term "Net Loss" shall mean, with respect to any fiscal year or Interim Period, the excess, if any, of the net worth of the Partnership (including unrealized appreciation of Securities) on the first day of the fiscal year or Interim Period over the net worth of the Partnership (including unrealized appreciation of Securities) on the last day of the fiscal year or Interim Period,

     (c) the term "Interim Period" shall mean any portion of a fiscal year, immediately preceding the date on which any Partner makes an additional Capital Contribution or a new Limited Partner is admitted to the Partnership in accordance with Section 4.06 hereof.

     4.05 Capital Accounts. At the end of each fiscal year or Interim Period the Capital Account of each Partner for such fiscal year or Interim Period shall be determined by adjusting the Capital Account of each Partner in the following manner and order:

     (a) Any Net Gain of the Partnership for such fiscal year or Interim Period shall


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be credited to the Capital Account of each Partner in the proportion of such
Partner's Partnership Percentage, and

     (b) Any Net Loss of the Partnership for such fiscal year or interim Period shall be debited against the Capital Account of each Partner in the proportion of such Partner's Partnership Percentage.

     (c) The amount of any  withdrawal  made by any Partner in  accordance  with
Section 5.02 hereof, and any charge thereon pursuant to Section 5.02 hereof, shall be debited to such Partner's Capital Account.

     4.06 Interim Contributions.

     (a) The General Partner shall allow additional Capital Contributions in cash to be made to the Partnership by Partners. The General Partner may also admit new Limited Partners to the Partnership in accordance with the provisions of Section 6.01 hereof.

     (b) If, other than on the first day of any fiscal year, (i) an additional Capital Contribution is made to the Partnership, or (ii) a new Limited Partner is admitted to the Partnership (either such date called the "Interim Date"), each Partner's Partnership Percentage shall be recalculated, in accordance with
Section 4.03 hereof, for the remainder of the fiscal year or until another Interim Date occurs in such fiscal year.

     4.07 Independent Accountant. The accounts of the Partnership shall be compiled as of each Interim Date as determined necessary by the General Partner and shall be audited as of the close of each fiscal year by an independent certified public accounting firm (the "Accountant") selected by the General Partner. The final determination by the Accountant relating to accounting matters of the Partnership shall be final and binding upon all Partners.

     4.08 Valuation of Securities. For purposes of determining the value of the assets


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of the Partnership, Securities which are listed on a national securities exchange shall be valued at their last sales price on the date of determination, or if no sales occurred on such day, at the mean between the "bid" and "asked" prices on such day. Securities which are not so listed shall be valued at their last closing "bid" prices if held "long" by the Partnership and their last closing "asked" prices if held "short" by the Partnership. All other Securities shall be assigned such value as the General Partner, with the advice of the Investment Committee and review by the Partnership's independent certified public accountants, may reasonably determine, and this determination shall be final and conclusive as to all Partners and former Partners.

     4.09 Books of Account. Proper books of account of the Partnership shall be kept in accordance with generally accepted accounting principles, applied on a consistent basis, by or under the supervision of the General Partner at the principal place of business of the Partnership, and shall be open to inspection by any Partner or his representative at any reasonable time.

     4.10 Bank Accounts. The General Partner shall open and thereafter maintain separate bank accounts in the name of the Partnership in which there shall be deposited all the funds of the Partnership. Funds not belonging to the Partnership shall not be commingled with funds of the Partnership and no funds shall be withdrawn from any such account except for use in the business of the Partnership.

     4.11 Custodial Account. The General Partner shall open and maintain a custodial account in the name of the Partnership with a major U.S. commercial bank. Cash and all Securities of the Partnership will be held for safekeeping in the Partnership's custodial account, except in instances where the Partnership from time to time holds long and/or short positions in brokerage accounts, in which case Securities may be held with


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investment banking or brokerage firms.

     4.12 Annual Reports. Within forty-five days after the close of each fiscal year, the General Partner shall prepare and mail to each Partner a written report (the "Annual Report") including audited financial statements, setting forth as of the end of such fiscal year:

     (a) the assets and liabilities of the Partnership;

     (b) the Net Gain or Net Loss of the Partnership for such year;

     (c) such Partner's Year-End Capital Account for such year and the manner of its calculation;

     (d) any other information as may be necessary for such Partner's tax purposes; and

     (e) such Partner's Partnership Percentage for the succeeding fiscal year.

     4.13 Interim Reports. The General Partner shall cause to be prepared and delivered to each Partner a semiannual summary report of the Partnership which shall include pertinent information which the General Partner may deem appropriate.


                                   ARTICLE V
                      PARTICIPATION IN PARTNERSHIP PROPERTY

     5.01 Partner's Ownership of Partnership Property. Each Partner shall have and own during any fiscal year an undivided interest in the Partnership equal to that percentage which is his Partnership Percentage.

     5.02 Drawings. Each Partner shall have the right in any fiscal year to withdraw any amount out of his capital account as of the end of such fiscal year upon at lease 30


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days' written notice prior to the end of such year stating the amount to be withdrawn; provided, however, that the General Partner's drawing rights shall be limited as set forth in Section 2.04(c) hereof, and provided further that, if the amount to be withdrawn would reduce such Limited Partner's capital account to an amount less than such Limited Partner's initial Capital Contribution, then the General Partner may require such Limited Partner to terminate his interest in the Partnership in the manner provided in Section 6.03(c) hereof. Any withdrawal in accordance with this Section 5.02 shall be subject to a charge not in excess of 1% of the amount of such withdrawal as the General Partner may determine to cover costs of selling Securities in order to effect payment of such withdrawal. Distribution of any amount withdrawn pursuant to this Section
5.02 shall be made within 30 days after the end of the fiscal year. Except as set forth in this Section 5.02, no Partner shall be entitled to draw any amount from his capital account other than upon his withdrawal as a Partner of the Partnership.

     5.03 Distributions. The General Partner, in its sole discretion, may make distributions to the Partners from the assets of the Partnership in the proportions of their Partnership Percentages.


                                   ARTICLE VI
                        ADMISSION OF NEW LIMITED PARTNERS
                           AND WITHDRAWAL OF PARTNERS

     6.01 New Limited Partners. The General Partner may admit one or more new Limited Partners as of the first day of any fiscal year or Interim Period subject to the condition that each such new Limited Partner shall execute an appropriate supplement to


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this Agreement whereby he agrees to be bound by the terms and provisions hereof.
Admission of a new Limited Partner shall not be a cause for dissolution of the Partnership.

     6.02 Withdrawal of General Partner. The General Partner may not voluntarily withdraw from the Partnership.

     6.03 Withdrawal, Death, etc, of Limited Partner.

     (a) A Limited Partner may voluntarily withdraw from the Partnership only on the last day of any fiscal year upon at least 60 days prior written notice to the Partnership, and his withdrawal shall be deemed to occur on said last day. If a Limited Partner's interest in the Partnership is transferred pursuant to his last will and testament or by operation of law, the General Partner may consent to allow the recipient of such interest to continue after the end of the fiscal year as a Limited Partner.

     (b) The withdrawal, death, bankruptcy or adjudication of incompetency of a Limited Partner shall not dissolve the Partnership. The legal representatives of a Limited Partner shall succeed as assignee to the Limited Partner's interest in the Partnership upon the death, bankruptcy, or adjudication of incompetency of a Limited Partner, but shall not be admitted as a substituted Limited Partner without the consent of the General Partner.

     (c) In the event of the giving of notice of withdrawal by a Limited Partner, or of the death, bankruptcy or adjudication of incompetency of a Limited Partner, the interest of such Limited Partner shall continue at the risk of the Partnership business until the last day of the fiscal year in which such event takes place or the earlier termination of the Partnership. If the Partnership is continued after the expiration of such fiscal year, such Limited Partner or his legal representative shall be entitled to receive, within 30 days after the end of such fiscal year, an amount equal to such Partner's Year-End Capital Account for the fiscal year in which his voluntary or involuntary withdrawal takes effect. The


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General Partner may in its discretion make distributions pursuant to this
Section 6.03 in cash or in Securities, or both. Any withdrawal shall be subject to a charge not in excess of 1% of the amount thereof as the General Partner may determine to cover the costs of selling Securities in order to effect payment of such withdrawal.

                                   ARTICLE VII
                           TERMINATION OF PARTNERSHIP

     7.01 Termination. Upon termination of the business of the Partnership, the General Partner shall make the following distributions out of Partnership assets, in the following manner and order:

     (a) to payment and discharge of the claims of all creditors of the Partnership who are not Partners;

     (b) to payment and discharge pro rata of the claims of all creditors of the Partnership who are Partners; and

     (c) to the Partners in proportion to their respective Capital Accounts as of the date of the termination of the business of the Partnership. Any distribution under this Section 7.01 shall be accompanied by a certified report of the Accountant as of the date of termination, comparable to the Annual Report required by Section 4.11 hereof.

     7.02 Method of Distributions. Distributions by the Partnership to Partners in accordance with Articles V, VI and VII of this Agreement shall be made in cash or in Securities, or both, as the General Partner may, in its sole discretion, determine.





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                                  ARTICLE VIII
                            MISCELLANEOUS PROVISIONS

     8.01 Power of Attorney. Each of the Limited Partners does hereby constitute and appoint the General Partner as his true and lawful representative and attorney-in-fact, in his name, place and stead to make, execute, sign, acknowledge, swear to and file:

     (a) a Certificate of Limited Partnership of the Partnership and all amendments thereto as may be required under the Limited Partnership Act of the District of Columbia;

     (b) any and all instruments, certificates, and other documents which may be deemed necessary or desirable to effect the winding-up and termination of the Partnership (including, but not limited to, a Certificate of Cancellation of the Certificate of Limited Partnership);

     (c) any business certificate, fictitious name certificate, amendment thereto, tax return or other instrument or document of any kind necessary or desirable to accomplish the business, purpose and objectives of the Partnership, or required by any applicable federal, state or local law.

     This power of attorney is coupled with an interest, is irrevocable, and shall survive, and shall not be affected by, the subsequent disability, incompetency, or death of any of the Limited Partners.

     8.02 Amendment. This Agreement may be modified or amended at any time by a writing signed by the General Partner and by Limited Partners who hold limited partnership interests representing in the aggregate more than 50% of the capital then in the Capital Accounts of all the Limited Partners. Without the specific consent of each Partner affected thereby, no such modification or amendment shall (i) reduce the Capital Account of any Partner or its rights of contribution or withdrawal with respect thereto; or


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(ii) amend this Section. The General Partner, however, may amend Schedule A to reflect changes validly made in the membership of the Partnership and the Capital Contributions of the Partners.

         8.03     General.  This Agreement:

     (a) shall be binding on the executors, administrators, estates, heirs, legal successors and representatives of the Partners;

     (b) shall be governed by, and construed in accordance with, the laws of the District of Columbia;

     (c) may be executed in several counterparts with the same effect as if the parties executing the several counterparts had all executed one counterpart as of the day and year first above written;

     (d) represents the entire agreement and understanding between the parties and supercedes all prior agreements and understandings relating to the subject matter hereof; and

     (e) if any portion of the Agreement shall be held invalid, the remainder of the Agreement shall be considered valid and shall be construed in such a manner as to accomplish the express intent of parties.

     8.04 Filing of Tax Returns. The General Partner shall cause to be prepared and filed a federal information tax return in compliance with Sections 6031 of the Internal Revenue Code of 1986, and any required state and local tax and information returns for each tax year of the Partnership. The General Partner is designated as the "Tax Matters Partner" as referred to in Section 6231(a)(7) of the Internal Revenue Code of 1954, as amended.



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     8.05 Notices.  Each notice  relating to this Agreement  shall be in writing and delivered in person or by certified or registered, first class mail, postage prepaid. All notices to the Partnership shall be addressed to: Special Situation Investment Holdings, Ltd., 2600 Virginia Avenue, N.W., Suite 900, Washington, D.C. 20037. All notices and reports addressed to a Limited Partner shall be addressed to such Limited Partner at the address set forth in Schedule A. Any Partner may designate a new address by written notice to that effect given to the Partnership. Unless otherwise specifically provided in this Agreement, a notice shall be deemed to have been given to the Partnership when received by the Partnership and to have been given to a Partner when deposited in a Post Office or a regularly maintained letter box, or when delivered in person.

     8.06 Private Placement Fees. The General Partner may receive remuneration in conjunction with the Partnership's investment in private placement transactions in public or private corporations. Such remuneration will in no case be paid from Partnership funds, but rather by the issuing corporation as compensation to the General Partner for its efforts and expenses in sourcing, structuring and securing such private placement transactions.

     IN WITNESS WHEREOF, the undersigned have hereto set their hands and seals as of the date first above written.

                                         GENERAL PARTNER:



                                          KUWAM CORPORATION

                                 By:      ___________________________________
                                          Its President

                   SPECIAL SITUATION INVESTMENT HOLDINGS, LTD.


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                AGREEMENT AND CERTIFICATE OF LIMITED PARTNERSHIP


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                         LIMITED PARTNER SIGNATURE PAGE




WITNESS/ATTEST:                                ________________________________
                                               Print Name




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                                               Signature



Printed name and
address of person
witnessing or attesting:                                      Address:


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